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                                                                   EXHIBIT 10


                             inTEST CORPORATION
                            AMENDED AND RESTATED
                              1997 STOCK PLAN

                                  ARTICLE I
                                ESTABLISHMENT

     1.1 PURPOSE. The inTEST Corporation 1997 Stock Plan (the "Plan") is hereby established by inTEST Corporation (the "Company"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in the equity of the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan provides additional incentives to officers and other key employees ("Key Employees"), consultants ("Consultants") and members of the Board of Directors of the Company or its Affiliates, as defined herein ("Directors"), to enter into or remain in the service or employ of the Company or its Affiliates and to devote themselves to the Company's success by granting such individuals an opportunity to acquire or increase their proprietary interest in the Company through receipt of (i) rights (the "Options") to acquire the Company's Common Stock, par value $.01 per share (the "Common Stock"), and (ii) awards of shares of the Common Stock ("Stock Awards").

     1.2 TWO-PART PLAN. The Plan shall be divided into two sub-plans: the "Key Employee Plan," which will govern benefits for Key Employees, as defined herein, and the "Non-Qualified Plan," which will govern benefits to Directors
and Consultants.   All provisions hereunder which refer to the "Plan" shall
apply to each of the Key Employee Plan and the Non-Qualified Plan.

                                  ARTICLE II
                            STOCK SUBJECT TO PLAN

     2.1 AGGREGATE MAXIMUM NUMBER. The aggregate maximum number of shares of the Common Stock for which Options or Stock Awards may be granted under the Plan, including without limitation, the Key Employee Plan, is 500,000 shares (the "Plan Shares"), which number is subject to adjustment as provided in
Section 7.6. Plan Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, or if pursuant to the terms of a Stock Award the shares so awarded are forfeited, the Plan Shares allocable to the unexercised portion of such Option, or such forfeited shares of a Stock Award may again be the subject of an Option or Stock Award granted pursuant to the Plan.

                                 ARTICLE III
                                 TERM OF PLAN

     3.1 TERM OF PLAN. The Plan shall commence on the date of approval of the Plan by the Board of Directors of the Company ("Effective Date"), but shall terminate unless the Plan is approved by the stockholders of the Company within twelve months of such date as set forth in Section 422(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Any Options granted

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pursuant to the Plan prior to approval of the Plan by the stockholders of the
Company shall be subject to such approval and, notwithstanding anything to the contrary herein or in any Option Document (as defined below), shall not be exercisable until such approval is obtained. No Option may be granted under the Plan on or after the date which is ten years after the Effective Date.

                                 ARTICLE IV
                                 ELIGIBILITY

     4.1  ELIGIBILITY.

          (a) KEY EMPLOYEE PLAN. Except as herein provided, the persons who shall be eligible to participate in the Key Employee Plan and be granted awards of Options or Stock Awards ("Benefits") shall be those Key Employees who shall be in a position, in the opinion of the Committee, as defined herein, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Administrator, as herein defined, may, from time to time, select persons to be granted Benefits and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the benefit, the Administrator may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its Affiliates, the value of the individual's service to the Company and its Affiliates and such other factors deemed relevant by the Administrator. The term "Affiliates" shall mean any corporation in which the Company owns, directly or indirectly, 50 percent or more of the voting stock or capital at the time of the granting of the Option or Stock Award.

          (b) NON-QUALIFIED PLAN. NQSOs, as defined herein, and Stock Awards may be granted to Directors and Consultants pursuant to the Non-Qualified Plan as herein provided.

                                ARTICLE V
                              STOCK OPTIONS

     5.1 KEY EMPLOYEE PLAN OPTIONS. Options granted under the Key Employee Plan may be either ISOs, as defined herein, or NQSOs. Each Option granted under the Key Employee Plan is intended to be an incentive stock option ("ISO") within the meaning of Section 422(b) of the Code for federal income tax purposes, except to the extent (i) any such ISO grant would exceed the limitation of subsection 5.3(a) below, (ii) any Option is specifically designated at the time of grant (the "Grant Date") as not being an ISO (an Option which is not an ISO, and therefore is a non-qualified option, is referred to herein as an "NQSO"), or (iii) any Option is granted to a person who is not an employee of the Company or any Affiliate on the Grant Date. Under the Key Employee Plan, Options may be granted to Key Employees at such times, in such amounts, and on such terms and conditions as determined by the Administrator, in accordance with the terms of the Plan.

     5.2  NON-QUALIFIED PLAN OPTIONS.

          Options granted under the Non-Qualified Plan shall be NQSOs. Such Options may be granted to Directors and Consultants at such times, in such amounts, and on such terms and conditions as determined by the Administrator in accordance with the terms of the Plan.

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     5.3  TERMS AND CONDITIONS OF OPTIONS.  Options granted pursuant to the
Plan shall be evidenced by written documents ("Option Documents") in such form as the Administrator shall from time to time approve, subject to the following terms and conditions. Option Documents may also contain such other terms and conditions (including vesting schedules for the exercisability of Options) which the Administrator shall from time to time provide which are not inconsistent with the terms of the Plan. Persons to whom Options are granted are hereinafter referred to as "Optionees."

          (a) NUMBER OF OPTION SHARES. Each Option Document shall state the number of shares of Common Stock ("Option Shares") to which it pertains. If the aggregate fair market value of Option Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (determined as of the date the ISO is granted) and any options granted under other incentive stock option plans of the Company exceed $100,000, the portion of such options in excess of $100,000 shall be treated as options which are not ISOs in accordance with Section 422(d) of the Code.

          (b) OPTION PRICE. Each Option Document shall state the price at which an Option Share may be purchased (the "Option Price"), which, in the case of an ISO shall be not less than 100% of the "Fair Market Value" of a share of the Common Stock on the Grant Date. If the Common Stock is listed on a national securities exchange or quoted on The Nasdaq Stock Market ("NASDAQ"), the Fair Market Value is the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be. If the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, the Fair Market Value will be as determined by the Administrator in good faith. If an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then the Option Price shall be not less than One Hundred and Ten Percent (110%) of the Fair Market Value of an Option Share on the Grant Date.

          (c)  MEDIUM OF PAYMENT.  An Optionee shall pay for Options Shares
(i) in cash, (ii) by bank check payable to the order of the Company or (iii) by such other mode of payment as the Administrator may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Administrator may provide in an Option Document that payment may be made in whole or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery of such notice that is not less than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. If certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess ("Excess Shares") of the number of shares required to make payment for the Option Price of the Option Shares (or the relevant portion thereof) with respect to which such Option is to be

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exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent the total of the Option Shares in respect of which payment is so made plus such Excess Shares. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board of Directors to accept such shares in payment of the Option Price. The Board of Directors may impose such limitations or prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate, subject to the provisions of the Plan.

          (d) INITIAL EXERCISE. The Administrator shall determine the time at which an Option may first be exercised.

          (e) TERMINATION OF OPTIONS. All Options shall expire at such time as the Administrator may determine and set forth in the Option Document, which date shall not be later than the last business date immediately preceding the tenth anniversary of the Grant Date of such Option (the "Expiration Date"). No Option may be exercised later than the Expiration Date. Notwithstanding the foregoing, no Option shall be exercisable after the first to occur of the following:

               (i) In the case of an ISO, five years from the Grant Date if, on the Grant Date the Optionee owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company;

               (ii) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of the Board of Directors, may materially adversely affect in the foreseeable future, the Company, provided the Board of Directors may take whatever other action, including acceleration of any exercise provisions, it deems necessary should it make the determination referred to herein above;

               (iii) Expiration of one year (or such shorter period as the Administrator may select and set forth in the Option Document) from the date the Optionee's employment or service with the Company terminates for any reason other than circumstances described by Subsection (e)(v), below;

               (iv) In the event of a "Change in Control" (as defined in Subsection (f) below), the Administrator can (A) accelerate the Expiration Date of any Option which has vested provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed,
(B) terminate any Option which has not then vested or (C) accelerate the vesting schedule of any Option; or

               (v)  In the case of an Option granted under the Key
Employee Plan, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been discharged from employment with the Company for Cause. For purposes of this Section, "Cause" shall mean: (A) a breach by Optionee of his employment agreement with the Company, (B) a breach of Optionee's duty of loyalty to the Company, including without limitation any act of dishonesty,

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embezzlement or fraud with respect to the Company, (C) the commission by
Optionee of a felony, a crime involving moral turpitude or other act causing material harm to the Company's standing and reputation, (D) Optionee's continued failure to perform his duties to the Company or (E) unauthorized disclosure by Optionee of trade secrets or other confidential information belonging to the Company. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price.

          (f) CHANGE OF CONTROL. In the event of a Change in Control (as defined below), the Administrator may take whatever action with respect to the Options outstanding under the Plan it deems necessary or desirable, including, without limitation, accelerating the Expiration Date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee or terminate any Option which has not then vested. A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events:

               (i) The date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

               (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

               (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in substantially the same proportion as such holders' ownership of Common Stock immediately before the merger or consolidation; or

               (iv) the date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) the Company or any of its Affiliates or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or (B) any person who, on the date the Plan is approved by the stockholders, shall have been the beneficial owner of at least twenty percent (20%) of the outstanding Common Stock, shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock.

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          (g)  TRANSFERS.  No ISO granted under the Plan may be
transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an ISO is granted, such Option may be exercised only by such person. No NQSO under the Plan may be transferred, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          (h) OTHER PROVISIONS. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Administrator shall deem advisable.

          (i) AMENDMENT. The Administrator shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection (f) above.

     5.4  EXERCISE.

          (a) NOTICE. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall (i) specify the number of Option Shares to be purchased, (ii) satisfy the securities law requirements set forth in this
Section 5.4, and (iii) in the case of an ISO, state that the Optionee acknowledges that the Options Shares may not be sold within one year of exercise or two years from the Grant Date and that the Option must be exercised within three months following termination of employment, in order to maintain the ISO status of the Option.

          (b) RESTRICTED STOCK. Each exercise notice shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Securities Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of an Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the Option Shares on any securities exchange or in an automated quotation system or (D) the consent or approval of

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any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of any Option granted hereunder until either such event in A, B, C or D has occurred.

          (c) NOTICE OF DISQUALIFYING DISPOSITION. An Optionee shall notify the Administrator if any Option Shares received upon the exercise of an ISO are sold within one year of exercise or two years from the Grant Date.

                                ARTICLE VI
                               STOCK AWARDS

     6.1 GRANTS OF STOCK AWARDS. Stock Awards will consist of shares of Common Stock ("Bonus Shares") transferred to recipients ("Recipient"), either without payment therefor or with such payment as may be required by the Administrator, as additional compensation for such Recipient's service to the Company. Stock Awards shall be subject to such terms and conditions as the Administrator determines appropriate including, without limitation, restrictions on the sale or other disposition of such Bonus Shares and rights of the Company to reacquire such Bonus Shares upon termination of the Recipient's employment or service within specified periods.

     6.2  TRANSFERABILITY; LEGENDS.  Bonus Shares may be transferred only if
(i) the Bonus Shares are securities covered by a then current registration statement or a Notification under Regulation A under the Securities Act, or such transfer complies with the requirements of Rule 144 of the Exchange Act; and (ii) such transfer does not violate any restriction imposed on the Stock Award. The Bonus Shares may bear a legend referring to (x) the restrictions on transferability of such Bonus Shares, or (y) if the Recipient is subject to
Section 16 of the Exchange Act at the time the Bonus Shares are issued, the liability which may arise under Section 16 upon disposition of the Bonus Shares.

                                ARTICLE VII
                               ADMINISTRATION

     7.1  ADMINISTRATOR.   The Administrator for purposes of the Non-
Qualified Plan and the Key Employee Plan will be as follows:

          (a) NON-QUALIFIED PLAN. The grant of Options and Stock Awards pursuant to the Non-Qualified Plan will be administered by the Board of Directors of the Company. The Board of Directors of the Company may make such interpretation and construction of the Non-Qualified Plan as necessary from time to time in its sole discretion, such interpretation and construction of the Non-Qualified Plan to be final, binding and conclusive.

          (b) KEY EMPLOYEE PLAN. With respect to the Key Employee Plan, the Board of Directors shall appoint a committee (the "Committee") composed of two or more non-employee directors (as the term "non-employee directors" is defined under Rule 16b-3(b)(3) of the Exchange Act) to operate and administer the Key Employee Plan. The Committee will administer the grant of Options and Stock Awards pursuant to the Key Employee Plan.

     7.2 MEETINGS. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

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     7.3  DISCRETION OF COMMITTEE AND THE BOARD OF DIRECTORS.  The Committee
shall from time to time at its discretion grant Benefits pursuant to the terms of the Key Employee Plan and the Board of Directors shall from time to time at its discretion grant Benefits pursuant to the terms of the Non-Qualified Plan. The Administrator, as the case may be, shall have plenary authority to determine the Optionees or Recipients (each a "Participant") to whom and the times at which Benefits shall be granted, the number of Plan Shares to be covered by such grants and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Key Employee Plan and compliance with Rule 16b-3(d) under the Exchange Act. In making such determinations the Administrator may take into account the nature of the Participant's services and responsibilities, the Participant's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Administrator of any provision of the Plan or of any benefit granted under it shall be final, binding and conclusive.

     7.4 NO LIABILITY. No member of the Board of Directors or the Committee shall be personally liable for any action or determination with respect to the Plan or any benefit thereunder, or for any act or omission of any other member of the Board of Directors or the Committee, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from (i) any breach of such person's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or
(iii) any transaction from which such person derived an improper personal benefit.

     7.5 INDEMNIFICATION. In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Benefits hereunder, each member of the Board of Directors and of the Committee shall be entitled to be indemnified by the Company to the fullest extent permitted by applicable law, for all expenses (including but not limited to reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Benefits hereunder (each a "Proceeding") in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board of Directors or the Committee at the time of the incurring of such expenses; provided however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Administrator unless within ten (10) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise.

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Expenses (including attorneys' fees) incurred by a member of the Board of
Directors or the Committee in defending any Proceeding may be paid by the Company in advance of the final disposition of such Proceeding upon receipt of an undertaking by or such person to repay all amounts advanced if it should be ultimately be determined that such person is not entitled to be indemnified under this Article or otherwise, except that no such advance payment will be required if it is determined by the Board of Directors that there is a substantial probability that such person will not be able to repay the advance payments.

     7.6 ADJUSTMENTS ON CHANGES IN COMMON STOCK. The aggregate number of shares of Common Stock as to which Options or Stock Awards may be granted under the Non-Qualified Plan and the Key Employee Plan, the number of Option Shares covered by each outstanding Option and the Option Price per Option Share specified in each outstanding Option shall be appropriately adjusted in the event of a stock dividend, stock split or other increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of the Common Stock or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) effected without receipt of consideration by the Company. The Board of Directors shall have the authority to determine the adjustments to be made under this Section and any such determination by the Board of Directors shall be final, binding and conclusive, provided that no adjustment shall be made which will cause an ISO to lose its status as such.

                              ARTICLE VIII
                              MISCELLANEOUS

     8.1 AMENDMENT OF THE PLAN. The Board of Directors may terminate, suspend, amend or otherwise modify the Plan from time to time in such manner as it may deem advisable. Notwithstanding the foregoing, with respect to the Key Employee Plan, any amendment which would change the eligibility of employees or the class of employees eligible to receive an Option or increase the maximum number of shares as to which Options may be granted, will only be effective if such action is approved by the holders of stock of the Company having a majority of the vote.

     8.2 CONTINUED EMPLOYMENT. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to continue the employment of the Participant or the service as a member of the Board of Directors, as a consultant or in any other capacity, whichever the case may be with the Company or any of its Affiliates.

     8.3 WITHHOLDING OF TAXES. Whenever the Company proposes or is required to issue or transfer Option Shares or Bonus Shares, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or Bonus Shares, or (b) take whatever action it deems necessary to protect its interests, including withholding a portion of such Option Shares or Bonus Shares.

____________________
Amended and Restated as of January 6, 1998.

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